UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2021

RAYTHEON TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
870 Winter Street
Waltham, Massachusetts 02451
(Address of principal executive offices, including zip code)
(781) 522-3000
(Registrant’s telephone number, including area code)
N/A
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Item 8.01.	Other Events.

Notes Issuance

On November 16, 2021, Raytheon Technologies Corporation (the “Company”) issued $1,000,000,000 aggregate principal amount of 2.375% Notes due 2032 (the “notes due 2032”) and $1,100,000,000 aggregate principal amount of 3.030% Notes due 2052 (together with the notes due 2032, the “Notes”).

The Notes were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-234027) (the “Registration Statement”) filed on September 27, 2019. On November 3, 2021, the Company filed with the Securities and Exchange Commission (the “SEC”) a Prospectus Supplement dated November 1, 2021 (the “Prospectus Supplement”), containing the final terms of the Notes pursuant to Rule 424(b)(2) of the Act.

In connection with the offer and sale of the Notes, the Company entered into an Underwriting Agreement, dated November 1, 2021 (the “Underwriting Agreement”), and a Pricing Agreement, dated November 1, 2021 (the “Pricing Agreement”), each between the Company and BNP Paribas Securities Corp., BofA Securities, Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as Representatives of the Underwriters listed in Schedule I to the Pricing Agreement.  A form of the Underwriting Agreement is included as Exhibit 1.1 to the Registration Statement.  The Notes were issued under the Amended and Restated Indenture, dated as of May 1, 2001 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York, as trustee.  The Indenture and a form of the Notes are included as Exhibits 4.1 and 4.2 to the Registration Statement.

The Company expects to use the net proceeds received from the issuance of the Notes to fund the purchase of the Tender Offer Notes (as defined below) validly tendered (and not validly withdrawn) and accepted for purchase pursuant to the procedures outlined in the Offer to Purchase (as defined below) and the payment of related accrued and unpaid interest, premiums, fees and expenses, with any remaining proceeds to be used for general corporate purposes.

For the relevant terms and conditions of the Underwriting Agreement, the Pricing Agreement and the Notes, please refer to the Prospectus Supplement.

Tender Offers

On November 15, 2021, the Company announced the early tender results of its previously announced cash tender offers to purchase up to $2.1 billion aggregate purchase price, not including accrued and unpaid interest (the “Offer Cap”), for certain of its outstanding notes (the “Tender Offers”), as described in the Company’s Offer to Purchase for Cash, dated November 1, 2021 (the “Offer to Purchase”).  The Company announced that $424,951,000 aggregate principal amount of its 6.125% Notes due 2038, $447,082,000 aggregate principal amount of its 5.700% Notes due 2040, $135,767,000 aggregate principal amount of its 7.500% Notes due 2029, $115,118,000 aggregate principal amount of its 6.700% Notes due 2028, $189,618,000 aggregate principal amount of its 6.050% Notes due 2036, $153,877,000 aggregate principal amount of its 5.400% Notes due 2035, $11,500,000 aggregate principal amount of its 7.000% Notes due 2038, $16,777,000 aggregate principal amount of its 6.800% Notes due 2036, $6,100,000 aggregate principal amount of its 7.100% Notes due 2027, $115,490,000 aggregate principal amount of its 4.800% Notes due 2043, $1,439,965,000 aggregate principal amount of its 4.500% Notes due 2042, $72,520,000 aggregate principal amount of its 4.200% Notes due 2044, $416,976,000 aggregate principal amount of its 4.450% Notes due 2038 and $416,002,000 aggregate principal amount of its 4.625% Notes due 2048 (such series of notes, collectively, the “Tender Offer Notes”) were validly tendered and not validly withdrawn in the Tender Offers at or prior to 5:00 p.m., New York City time, on November 15, 2021 (the “Early Tender Time”).  Withdrawal rights for the Tender Offers expired at 5:00 p.m., New York City time, on November 15, 2021, and, accordingly, any Notes that were validly tendered in the Offers may no longer be withdrawn except where additional withdrawal rights are required by law.  As the aggregate purchase price of Notes validly tendered (and not validly withdrawn) prior to or at the Early Tender Time exceeded the Offer Cap, there will be no Final Settlement Date (as defined in the Offer to Purchase), and no Notes tendered after the Early Tender Time will be accepted for purchase.

On November 16, 2021, the Company announced the pricing terms of the Tender Offers.  The Company has determined that the completion of the offering of the Notes satisfies the funding condition of the Tender Offers.  Accordingly, on or about November 17, 2021, the Company intends to accept for purchase, and pay for, $2.1 billion aggregate purchase price, not including accrued and unpaid interest, of Tender Offer Notes validly tendered and not validly withdrawn at or prior to the Early Tender Time.  The Tender Offer Notes that the Company expects to accept include the 6.125% Notes due 2038, 5.700% Notes due 2040, 7.500% Notes due 2029, 6.700% Notes due 2028, 6.050% Notes due 2036, 5.400% Notes due 2035, 7.000% Notes due 2038, 6.800% Notes due 2036 and 7.100% Notes due 2027. The 4.800% Notes due 2043, 4.500% Notes due 2042, 4.200% Notes due 2044, 4.450% Notes due 2038 and 4.625% Notes due 2048 will not be accepted for purchase.

A copy of each of the press releases announcing the early tender results and the pricing terms of the Tender Offers are attached hereto as Exhibit 99.1 and 99.2, respectively, and the information set forth therein is incorporated herein by reference.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This report includes statements related to the timing of the Tender Offers, among other things, that constitute “forward-looking statements” under the securities laws. All forward-looking statements involve risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include those described under the caption “Risk Factors” in our reports on Forms 10-K, 10-Q and 8-K filed with the SEC from time to time.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated November 16, 2021, with respect to the Notes.

5.2	Consent of Wachtell, Lipton, Rosen & Katz, dated November 16, 2021 (included in Exhibit 5.1), with respect to the Notes.

99.1	Press Release of Raytheon Technologies Corporation, dated November 15, 2021.

99.2	Press Release of Raytheon Technologies Corporation, dated November 16, 2021.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION

Date: November 16, 2021	By:	/s/ Dana Ng
Dana Ng
Corporate Vice President and Secretary